SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     September 15, 2004 (September 9, 2004)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


          Washington                    0-26542                   91-1141254
  (State or Other Jurisdiction   (Commission file number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01. Changes in Registrant's Certifying Accountants

On September 9, 2004, Redhook Ale Brewery, Incorporated (the "Company") engaged Moss Adams LLP ("Moss Adams") as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2004. During the last two fiscal years and the subsequent interim period through September 9, 2004, the Company had not consulted with Moss Adams with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The decision to engage Moss Adams was approved by the Company's Audit Committee.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REDHOOK ALE BREWERY, INCORPORATED



Dated:  September 15, 2004                   By: /s/ DAVID J. MICKELSON
                                                 -------------------------------
                                                     David J. Mickelson
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Chief Operating Officer